UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2014

NATIONAL PENN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-22537-01	23-2215075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 1100

Allentown, PA 18101

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On September 16, 2014 National Penn Bancshares, Inc. (“National Penn”) completed its public offer and sale of $125,000,000 aggregate principal amount of its unsecured 4.250% Senior Notes (“Notes”) pursuant to an Underwriting Agreement with Sandler O’Neill & Partners, L.P. and Credit Suisse Securities (USA) LLC, as described in a Form 8-K filed by National Penn with the Securities and Exchange Commission on September 10, 2014 (the “Notes Offering”).

The Notes were issued pursuant to a Senior Debt Securities Indenture, dated September 16, 2014 (the “Base Indenture”), by and between National Penn and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated September 16, 2014 (the “Supplemental Indenture”), by and between National Penn and the Trustee.

The Notes have been registered under the Securities Act of 1933 by a registration statement on Form S-3 (Registration No. 333-181309) filed on May 10, 2012, as amended on September 8, 2014 (the “Registration Statement”). The Notes Offering is more fully described in a prospectus supplement dated September 9, 2014 to the prospectus. The Base Indenture, the Supplemental Indenture and the form of Notes are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated into this Item 8.01 by reference. The description of the Base Indenture, the Supplemental Indenture and the form of Notes does not purport to be complete and is qualified in its entirety be reference to such exhibit.

In connection with the issuance and sale of the Notes, Reed Smith LLP has delivered an opinion to National Penn, attached as Exhibit 5.1 to this Report on Form 8-K, that the Notes constitute valid and binding obligations of National Penn. This Current Report on Form 8-K is being filed to incorporate such opinion by reference into the Registration Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Senior Debt Securities Indenture, dated as of September 16, 2014 between National Penn Bancshares, Inc. and U. S. Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of September 16, 2014 between National Penn Bancshares, Inc. and U. S. Bank, National Association, as trustee.

4.3	Form of 4.250% Senior Note due 2024 (included in Exhibit 4.2)

5.1	Opinion of Reed Smith LLP.

23.1	Consent of Reed Smith LLP (included in Exhibit 5.1).

25.1	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Securities Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date: September 16, 2014	By:	/s/ Scott V. Fainor
		Name:	Scott V. Fainor
		Title:	President and CEO

Exhibit Index

4.1	Senior Debt Securities Indenture, dated as of September 16, 2014 between National Penn Bancshares, Inc. and U. S. Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of September 16, 2014 between National Penn Bancshares, Inc. and U. S. Bank, National Association, as trustee.

4.3	Form of 4.250% Senior Note due 2024 (included in Exhibit 4.2)

5.1	Opinion of Reed Smith LLP.

23.1	Consent of Reed Smith LLP (included in Exhibit 5.1).

25.1	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Securities Indenture.